===================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 15, 2004

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(877) 912-7063
(Registrant's telephone number, including area code)

===================================================================================

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Texen Oil and Gas, Inc. announced the addition of Michael McAdams, former associate group policy advisor to Lord John Browne, Chief Executive Officer of BP, as a new member of the Texen Oil and Gas team.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 14, 2004

TEXEN OIL & GAS, INC.
BY:	/s/ Mike Sims
Mike Sims, Vice President